FEDERATED UTILITY FUND, INC.
(formerly, Liberty Utility Fund, Inc.)
Class A Shares
Class B Shares
Class C Shares
Class F Shares

SUPPLEMENT TO PROSPECTUSES DATED APRIL 30, 1996 AND MARCH 31, 1996,
RESPECTIVELY.

On page 28 of the Class A Shares, Class B Shares, and Class C Shares prospectus, page 20 of the Class A Shares prospectus, and page 18 of the Class F Shares prospectus, respectively, please delete the biography of Christopher H. Wiles in its entirety. Linda A. Duessel remains as the Fund's portfolio manager.

                                                              March 7, 1997

FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the Fund and is a subsidiary of Federated Investors.
Cusip 314286105
Cusip 314286204
Cusip 314286303
Cusip 314286402
CMR702065
G01529-05 (2-97)